Consent of Independent Registered Public Accounting Firm We consent to the incorporation by reference in the following Registration Statements: (1) Registration Statement (Form S-8 No. 333-195170) pertaining to the Eleven Biotherapeutics, Inc. Amended and Restated 2009 Stock Incentive Plan, 2014 Stock Incentive Plan and 2014 Employee Stock Purchase Plan; (2) Registration Statement (Post-Effective Amendment No. 1 to Form S-1 on Form S-3 No. 333-201176) of Eleven Biotherapeutics, Inc.; (3) Registration Statement (Form S-8 No. 333-202677) pertaining to the Eleven Biotherapeutics, Inc. 2014 Stock Incentive Plan; (4) Registration Statement (Form S-8 No. 333-210523) pertaining to the Eleven Biotherapeutics, Inc. 2014 Stock Incentive Plan; (5) Registration Statement (Form S-8 No. 333-217686) pertaining to the Eleven Biotherapeutics, Inc. 2014 Stock Incentive Plan; (6) Registration Statement (Form S-8 No. 333-217687) pertaining to the Eleven Biotherapeutics, Inc. Inducement Stock Option Awards; (7) Registration Statement (Amendment No. 3 to Form S-1 No. 333-220809) of Eleven Biotherapeutics, Inc.; (8) Registration Statement (Form S-3 No. 333-224682) of Eleven Biotherapeutics, Inc.; (9) Registration Statement (Pre-Effective Amendment No. 1 to Form S-3 No. 333-223750) of Eleven Biotherapeutics, Inc.; (10) Registration Statement (Post-Effective Amendment No. 1 to Form S-8 No. 333-224959) pertaining to the Sesen Bio, Inc. 2014 Stock Incentive Plan (formerly known as the Eleven Biotherapeutics, Inc. 2014 Stock Incentive Plan); (11) Registration Statement (Form S-8 No. 333-231644) pertaining to the Sesen Bio, Inc. 2014 Stock Incentive Plan (formerly known as the Eleven Biotherapeutics, Inc. 2014 Stock Incentive Plan) and Sesen Bio, Inc. Inducement Stock Option Awards; and (12) Registration Statement (Form S-8 No. 333-234697) pertaining to the Sesen Bio, Inc. 2014 Stock Incentive Plan (formerly known as the Eleven Biotherapeutics, Inc. 2014 Stock Incentive Plan) and Sesen Bio, Inc. Inducement Stock Option Awards of our report dated March 15, 2021, with respect to the consolidated financial statements of Sesen Bio, Inc. included in this Annual Report (Form 10-K) of Sesen Bio, Inc. for the year ended December 31, 2020. /s/ Ernst & Young LLP Boston, Massachusetts March 15, 2021